LEHMAN BROTHERS HOLDINGS INC.

                3 WORLD FINANCIAL CENTER NEW YORK, NY 10285-1000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 26, 1997

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 5.  Other Events


Second Quarter Earnings

     On June 26, 1997, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its second quarter 1997 earnings (the "Earnings Release").

     Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following Exhibits are filed as part of this Report.



                    99.1     Press Release Relating to Second Quarter 1997
                             Earnings

                    99.2     Consolidated Statement of Operations
                             (Three Months Ended May 31, 1997)
                             (Preliminary and Unaudited)

                    99.3     Consolidated Statement of Operations
                             (Six Months ended May 31, 1997)
                             (Preliminary and Unaudited)

                    99.4     Selected Statistical Information






         The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEHMAN BROTHERS HOLDINGS INC.




                                           By:  /s/ Charles B. Hintz
                                                Charles B. Hintz
                                                Chief Financial Officer
                                                (Principal Financial Officer)



Date: June 26, 1997

                                  EXHIBIT INDEX



Exhibit No.                      Exhibit


Exhibit 99.1                     Press Release Relating to
                                 Second Quarter 1997 Earnings

Exhibit 99.2 Consolidated Statement of Operations (Three Months Ended May 31, 1997) (Preliminary and Unaudited)


Exhibit 99.3                      Consolidated Statement of Operations
                                  (Six Months Ended May 31, 1997)
                                  (Preliminary and Unaudited)

Exhibit 99.4                      Selected Statistical Information

                                [GRAPHIC OMITTED]

                                  News Release
           -----------------------------------------------------------





For Immediate Release                  MEDIA CONTACT:    William J. Ahearn
                                                         (212) 526-4379

                                       INVESTOR CONTACT: Shaun Butler
                                                         (212) 526-8381




                             LEHMAN BROTHERS REPORTS
                    SECOND QUARTER EARNINGS OF $121 MILLION,
                          UP 12 PERCENT FROM A YEAR AGO


NEW YORK, June 26, 1997 -- Lehman Brothers Holdings Inc. (NYSE: LEH) today reported net income of $121 million, or $0.95 per common share, for the second quarter ended May 31, 1997. Net income increased by 12 percent over the $108 million reported for the second quarter of 1996. Earnings per share increased by 7 percent from $0.89 in the year-ago quarter.

For the first six months of 1997, net income was a record $265 million, an increase of 25 percent from $212 million in net income for the first half of 1996.

"Despite an extremely difficult trading and underwriting environment in March and April, the second quarter earnings reflect continued progress in building on Lehman Brothers' position as a leading global investment bank," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "While our results were below the strong levels of the 1997 first quarter, we still saw

                           Second Quarter 1997/page 2

year-over-year improvement in revenues and earnings, which illustrates our success in positioning the institution so that it can perform well even in the volatile market conditions we experienced early in the quarter. Overall, the first half of 1997 was a very good one for the Firm."

Net revenues (total revenues less interest expense) for the second quarter were $854 million, an increase of 3 percent from $833 million in the second quarter of 1996. Mr. Fuld noted that the increase in net revenues reflected particular strength in a number of strategic, higher margin businesses that Lehman Brothers is focusing on in 1997 and beyond. In particular, the Firm's global merger and acquisition advisory business, merchant banking, equity derivatives, and mortgage activities showed strength in the second quarter.

For the first six months of 1997, net revenues were $1.779 billion, an increase of 8 percent from $1.654 billion in the 1996 first half.

Non-interest expenses for the quarter were $682 million. Nonpersonnel expenses for the same period were $249 million, an increase of 3 percent from $242 million in the previous year's second quarter, and up from $237 million in the first quarter of 1997, reflecting planned investments in a number of key strategic businesses. Compensation and benefits as a percentage of net revenues remained at 50.7 percent for the ninth successive quarter.

For the 1997 first half, non-interest expense was $1.388 billion. Nonpersonnel expenses were $486 million, compared with $488 million in the first six months of 1996.

For the 1997 second quarter, the Firm's pre-tax margin was 20.2 percent, unchanged from the second quarter of 1996. Return on common equity was 12.8 percent for the quarter ended May

                           Second Quarter 1997/page 3

31, 1997, compared with 13.4 percent for the second quarter of 1996. For the first six months of 1997, the Firm's pre-tax margin was 22.0 percent, compared with 19.7 percent for the first six months of 1996; for the same period, return on common equity was 14.4 percent, compared with 13.0 percent in 1996.

As of May 31, 1997, Lehman Brothers stockholders' equity was $4.138 billion and total capital (stockholders' equity and long-term debt) was $22.083 billion. Book value per common share was $30.67.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.


                                      # # #




                          Financial Statements Attached

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)


                                                                  Three Months Ended                         Percentage of
                                                           May 31                    May 31                  Dollar Change
                                                            1997                      1996                     Inc/(Dec)
                                                       --------------             -------------            -------------
Revenues:
    Principal transactions                                $  326                      $  398                    (18)%
    Investment banking                                       274                         223                     23
    Commissions                                               91                          94                     (3)
    Interest and dividends                                 3,099                       2,749                     13
    Other                                                     16                          12                     33
                                                         -------                     -------
       Total revenues                                      3,806                       3,476                      9
    Interest expense                                       2,952                       2,643                     12
                                                           -----                       -----
       Net revenues                                          854                         833                      3
                                                          ------                      ------
Non-interest expenses:
    Compensation and benefits                                433                         422                      3
    Brokerage, commissions and clearance fees                 61                          58                      5
    Professional services                                     47                          39                     21
    Communications                                            36                          38                     (5)
    Occupancy and equipment                                   34                          37                     (8)
    Business development                                      26                          25                      4
    Depreciation and amortization                             21                          22                     (5)
    Other                                                     24                          23                      4
                                                         -------                     -------
       Total non-interest expenses                           682                         664                      3
                                                          ------                      ------
Income before taxes                                          172                         169                      2
    Provision for income taxes                                51                          61                    (16)
                                                         -------                     -------
Net income                                                $  121                      $  108                     12
                                                          ======                      ======
Net income applicable to common stock                     $  114                      $  102                     12
                                                          ======                      ======


Average common and common
  equivalent shares outstanding                            120.4                      114.8
                                                           =====                      =====

Earnings per common share                                  $0.95                      $0.89
                                                           =====                      =====





LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                                                   Six Months Ended                          Percentage of
                                                           May 31                    May 31                  Dollar Change
                                                            1997                      1996                     Inc/(Dec)
                                                       --------------             -------------            -------------
    Principal transactions                                $  672                      $  811                    (17)%
    Investment banking                                       514                         433                     19
    Commissions                                              188                         190                     (1)
    Interest and dividends                                 6,377                       5,405                     18
    Other                                                     54                          23                    135
                                                         -------                     -------
       Total revenues                                      7,805                       6,862                     14
    Interest expense                                       6,026                       5,208                     16
                                                          ------                       -----
       Net revenues                                        1,779                       1,654                      8
                                                           -----                       -----
Non-interest expenses:
    Compensation and benefits                                902                         839                      8
    Brokerage, commissions and clearance fees                118                         115                      3
    Professional services                                     88                          73                     21
    Communications                                            70                          78                    (10)
    Occupancy and equipment                                   69                          77                    (10)
    Business development                                      51                          52                     (2)
    Depreciation and amortization                             43                          46                     (7)
    Other                                                     47                          47
                                                         -------                      ------
       Total non-interest expenses                         1,388                       1,327                      5
                                                           -----                       -----
Income before taxes                                          391                         327                     20
    Provision for income taxes                               126                         115                     10
                                                          ------                     -------
Net income                                                $  265                     $   212                     25
                                                          ======                     =======
Net income applicable to common stock                     $  252                     $   195                     29
                                                          ======                     =======


Average common and common
  equivalent shares outstanding                            119.4                      115.9
                                                           =====                      =====

Earnings per common share                                  $2.11                      $1.68
                                                           =====                      =====




LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)


                                                                         Quarters Ended
                                       5/31/97       2/28/97        11/30/96        8/31/96       5/31/96        2/29/96
Income Statement
Net Revenues                            $  854         $  925         $1,068           $722          $833          $821
Non-Interest Expenses:
  Compensation and Benefits                433            469            542            366           422           416
  Nonpersonnel Expenses (a)                249            237            247            240           242           246
Net Income from Operations
   Excluding Special Items                 121            144            177             77           108           104
Special Charges (after-tax):
Severance charge                                                         (50)
Net Income                                 121            144            127             77           108           104
Net Income Applicable to
   Common Stock                            114            138            113             71           102            93
Earnings per Common Share                 $0.95         $1.16          $0.96          $0.60         $0.89         $0.79

Financial Ratios (%) (b)
Return on Common Equity
   (annualized)                           12.8           16.1           20.6            9.0          13.4          12.6
Pretax Operating Margin                   20.2           23.7           26.1           16.0          20.2          19.2
Compensation & Benefits/
   Net Revenues                           50.7           50.7           50.7           50.7          50.7          50.7
Effective Tax Rate (c)                    30.0           34.0           36.7           33.6          36.0          34.0

Balance Sheet
Total Assets                          $145,000       $149,493       $128,596       $125,666      $133,725      $128,702
Total Assets Excluding
   Matched Book (d)                    105,000        114,474         96,256         90,216        89,864        84,608
Common Stockholders' Equity (e)          3,630          3,504          3,366          3,233         3,058         3,015
Total Stockholders' Equity (f)           4,138          4,012          3,874          3,741         3,566         3,523
Total Capital (long-term debt
plus
   stockholders' equity)                22,083         21,308         19,796         17,955        17,135        16,994
Book Value per Common Share (g)           30.67          29.76          28.84         27.74         27.29         26.41
                                                                                                                      f
Other Data (#s)
Employees                                7,788          7,602          7,556          7,762         7,794         7,703
Common Stock Outstanding           101,541,385    101,263,173    100,449,144    100,027,645   100,398,499   102,443,232
Average Common and Common
   Equivalent Shares Outstanding   120,420,733    118,460,215    116,947,549    117,205,775   114,788,688   116,932,697



(a) Excludes special items of $84 million relating to severance in the quarter ended November 30, 1996.
(b) Financial ratios exclude the severance charge and the dividend on the Company's Redeemable Voting Preferred Stock in the quarter ended November 30, 1996.
(c) The effective tax rate, including the severance charge was 34.9% for the quarter ended November 30, 1996.
(d) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.
(e) The increase in common stockholders' equity at 8/31/96, reflects an increase in common stock issuable due to restricted stock units granted under the Lehman Stock Award Program effective July 1, 1996.
(f) In February 1996, the Company repurchased the $200 million 8.44% Cumulative Preferred Stock owned by American Express with the proceeds from the issuance of $200 million of Quarterly Income Capital Securities Series A Subordinated Debentures with an interest rate of 8.3% maturing in 2035. The repurchase of the Preferred Stock included a premium of $2 million over the par value, which represents a one-time decrease in income available to common shareholders for purposes of calculating earnings per share.
(g) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.